Exhibit 10.1

SECOND AMENDMENT TO MEMBER INTEREST AND

ASSET EXCHANGE AGREEMENT

THIS SECOND AMENDMENT TO MEMBER INTEREST AND ASSET EXCHANGE AGREEMENT (this “Second Amendment”) is dated as of the 7th day of July, 2026, by and among Transportation and Logistics Systems, Inc., a Nevada corporation (“TLSS”), TLSS Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of TLSS (“TA”), TLSS Reverse PGS, LLC, a Texas limited liability company, a wholly-owned subsidiary of TA (“Reverse”), Badcer Ops, Inc., a Nevada corporation (“Seller”), Jeff Badders (“Badders”) and Mercer Street Global Opportunity Fund, LLC (“Mercer” and with Badders, collectively, the “Seller Shareholders”), Patriot Glass Solutions, LLC, a Texas limited liability company (“PGS”) and Michael Wanke (“Wanke”), the twenty (20%) percent owner and the sole Manager of PGS, of which the Seller is an eighty (80%) percent owner. Each of the parties to this Second Amendment is individually referred to herein as a “Party” and collectively, as the “Parties.” Capitalized terms utilized herein shall have the meanings ascribed to them in the “Agreement” (as hereinafter defined), unless otherwise defined in this Second Amendment.

W I T N E S S E T H :

WHEREAS, the Parties entered into that certain Member Interest and Asset Exchange Agreement having an Agreement Date as of April 1, 2026 (the “Exchange Agreement”) pursuant to which Reverse (a wholly owned subsidiary of TA) will be combined with PGS through a reverse triangular merger of Reverse with and into PGS, with PGS as the surviving entity (the “Merger”), pursuant to which (i) one hundred (100%) percent of the Seller’s Interests in PGS (which equals 80% of all Interests in PGS) and (ii) the four (4) Patents owned by Seller (and which are licensed to PGS for utilization in the business of PGS), will be exchanged, transferred and assigned to TA, all in exchange for the Seller receiving, in the aggregate, Forty-Seven Thousand Five Hundred (47,500) shares of TLSS Series J Preferred Shares, which Exchange Agreement was amended by a certain First Amendment to Member Interest and Asset Exchange Agreement dated as of June 1, 2026 (the “First Amendment” and with the Exchange Agreement, collectively, the “Agreement”); and

WHEREAS, the Parties desire to amend the terms of the Agreement pursuant to the terms set forth herein.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties intending to be legally bound, hereby agree as follows:

1. The recitations heretofore set forth are true and correct and are incorporated herein by this reference.

2. The Agreement as modified by this Second Amendment remains in full force and effect. To the extent of any inconsistency between the terms of this Second Amendment and the terms of the Agreement, the terms of this Second Amendment shall supersede and control to the extent of such inconsistency.

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3. Section 1.2 entitled EFFECTIVE TIME, shall be amended as follows:

(i) Delete “ten (10) days” on the eighth (8th) line of Section 1.2 of the Agreement and replace the same with “twenty (20) days”;

(ii) Delete “and unaudited financials for PGS for the first quarter of 2026 are completed and provided to TLSS,” and replace the same with “and unaudited financials for PGS for the first two (2) quarters of 2026 shall be completed and provided to TLSS (to the extent not previously provided),”;

(iii) Delete “June 15, 2026” as set forth in the First Amendment and replace the same with “July 15, 2026”; and

(iv) Delete “July 1, 2026” as set forth in the First Amendment and replace the same with “August 4, 2026”.

4. Section 1.10 entitled DUE DILIGENCE PERIOD, shall be amended by deleting “no later than June 15, 2026 (the “Schedule Delivery Date”)” as set forth in the First Amendment, and replacing the same with “no later than July 15, 2026 (the “Schedule Delivery Date”).

5. Section 3.5 entitled FINANCIAL STATEMENTS, shall be amended as follows:

(i) Subsection (b) shall be amended by deleting “June 15, 2026” as set forth in the First Amendment and replacing the same with “July 15, 2026”.

(ii) Subsection (c) shall be amended by deleting “June 15, 2026” as set forth in the First Amendment and replacing the same with “July 15, 2026”.

(iii) Subsection (d) shall be amended by deleting “June 15, 2026” as set forth in the First Amendment and replacing the same with “July 15, 2026”.

6. Section 6.2 entitled FULL ACCESS; DELIVERABLES, shall be amended by deleting “No later than June 15, 2026” as set forth in the First Amendment and replacing the same with “July 24, 2026”.

7. Section 9.14 entitled CLOSING STATEMENT, shall be added to the Agreement as follows:

“Section 9.14 CLOSING STATEMENT.

TA shall cause its counsel to prepare the closing statement (the “Closing Statement”) in advance of the Closing Date, which shall be subject to review and revision by all Parties hereto. The parties hereto shall deliver a counterpart signature page to the final Closing Statement in connection with the Closing.”

8. This Second Amendment may be executed in any number of counterparts, each of which, when executed, shall be deemed an original and all of which shall be deemed one and the same instrument. Transmission of signatures electronically via DocuSign® (or like service), via facsimile or via an e-mail of a signed .pdf of this Second Amendment shall be deemed to be original signatures.

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IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the day and year first above written.

PGS:

PATRIOT GLASS SOLUTIONS, LLC,
a Texas limited liability company

By:	/s/ Michael Wanke
Name:	Michael Wanke
Title:	Manager

SELLER:

Badcer Ops, Inc., a Nevada corporation

By:	/s/ Jonathan Juchno
Name:	Jonathan Juchno
Title:	Authorized Signatory

SELLER SHAREHOLDERS:

/s/Jeff Badders
JEFF BADDERS

MERCER STREET GLOBAL OPPORTUNITY FUND, LLC

By:	/s/ Jonathan Juchn
Name:	Jonathan Juchno
Title:	Authorized Signatory

WANKE:

/s/ Michael Wanke
Michael Wanke

TLSS:

TRANSPORTATION AND LOGISTICS
SYSTEMS, INC., a Nevada corporation

By:	/s/ Sebastian Giordano
Sebastian Giordano, CEO

TA:

TLSS ACQUISITION, INC., a Delaware corporation

By:	/s/ Sebastian Giordano
Sebastian Giordano, CEO

REVERSE:

TLSS REVERSE PGS, LLC, a Texas limited liability company

By:	/s/ Sebastian Giordano
Sebastian Giordano, Manager

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